=====================================================================
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              Form 8-K


                           CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of the
                   Securities Exchange Act of 1934

Date of Report (date of earliest event reported)       October 2, 1998
                                                       ---------------


                            MILACRON INC.
                            -------------
         (Exact name of registrant as specified in charter)


        Delaware                   1-8475           31-1062125
----------------------------    --------------    ---------------
(State or other jurisdiction   (Commission File  (I.R.S. Employer
     of incorporation)            Number)         Identification No.)


  4701 Marburg Avenue, Cincinnati, Ohio                45209
--------------------------------------------        ---------------
  (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code  (513) 841-8100
                                                      -------------


--------------------------------------------------------------------
    (Former name or former address, if changed since last report)


=====================================================================



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------


On October 2, 1998 (the "Closing Date") pursuant to a Purchase and Sale Agreement between Cincinnati Milacron Inc. (the "Registrant") and UNOVA, Inc., UNOVA Industrial Automation Systems, Inc. and UNOVA U.K. Limited (collectively the "Purchaser") dated as of August 20, 1998, as amended, (the "Purchase Agreement"), the Registrant disposed of and transferred substantially all of the assets and liabilities of its Machine Tool Group ("MTG") to the Purchaser. A copy of the Purchase and Sale Agreement is filed herewith as Exhibit 2.1 and a copy of the First Amendment to Purchase and Sale Agreement is filed herewith as Exhibit 2.2 and reference is made thereto for the complete terms and conditions of the Agreement.

The purchase price was an amount equal to the closing net
book value of MTG as of June 30, 1998 less $42,400,000.
$180,000,000 was received by Registrant from the Purchaser
on the date of closing.   The purchase price is subject to
adjustment, which will be calculated based on the net book value shown on the balance sheet as of the effective transfer date of September 26, 1998.

No material relationship exists between the Registrant and the Purchaser or any of its affiliates, directors or officers or any associate of any such directors or officers.

MTG employs approximately 2,400 employees and had sales of approximately $458,000,000 in 1997.

The Joint News Release of the Registrant and the Seller dated October 5, 1998, announcing the completion of the transaction described above is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


ITEM 5.   OTHER EVENTS
          ------------

The News Release of the Registrant dated October 5, 1998, announcing the change of the Registrant's name to Milacron
Inc. and the Registrant's intent to repurchase up to two million shares of its outstanding common stock is filed herewith as Exhibit 99.2 and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

FINANCIAL STATEMENTS
-----------------------

(a)  Financial statements of business acquired

     No financial statements are required to be included in this filing.


(b)  Pro forma financial information

     The Pro Forma Consolidated Balance Sheet as of
     June 30, 1998, and the related Pro Forma
     Consolidated Statement of Earnings for the six month period ended June 30, 1998 and for the fiscal year ended December 27, 1997, reflecting, on a pro forma basis, the disposition of the machine tools segment filed herewith as Item 7(b).


EXHIBITS
--------

Exhibit
Number   Description of Exhibit

2.1      Purchase and Sale Agreement between UNOVA,
         Inc., UNOVA Industrial Automation Systems,
         Inc. and UNOVA UK Limited on the one part and Cincinnati Milacron Inc. on the other part dated August 20, 1998 (Schedules and exhibits have been omitted pursuant to Item
         6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission upon its request any or all of such omitted schedules and exhibits.)

2.2 First Amendment to Purchase and Sale Agreement between UNOVA, Inc., UNOVA Industrial Automation
         Systems, Inc. and UNOVA UK Limited and
         Cincinnati Milacron Inc. dated October 2, 1998. (Schedules and exhibits have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the Purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission upon its request, all of such omitted schedules and exhibits.)

99.1     Press release of Registrant on sale of MTG.

99.2 Press release of Registrant on share repurchase and name change.




ITEM 7 (B)


MILACRON INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION
(IN MILLIONS, EXCEPT PER SHARE DATA)
(UNAUDITED)


Effective September 26, 1998, with a closing date of October 2, 1998, the company completed the sale of its machine tools segment (MTG) for $180 million in cash, subject to post-closing adjustments. The company's machine tools segment largely consists of aerospace systems and stand-alone machinery for general metalworking. The proceeds from the sale were used to repay bank borrowings incurred in the acquisition of the plastics machinery division of Johnson Controls, Inc. (see below).

On September 30, 1998, the company acquired the assets of the plastics machinery division of Johnson Controls, Inc. (Uniloy) for approximately $190 million, subject to post-closing adjustments. Uniloy, which is known for its Uniloy brand of equipment as well as various other brands, has annual sales of approximately $190 million and is one of the world's leading providers of blowmolding machines, as well as structural foam systems, aftermarket parts, services and molds for blowmolding. The transaction was financed initially through the use of available cash and bank borrowings, including a new $135 million senior term bank loan. The company filed a Current Report on Form 8-K (Item
2) on October 15, 1998 related to the acquisition of Uniloy. The information required by Item 7 was not required to be included therein.

The following pro forma consolidated balance sheet and pro forma consolidated statements of earnings (collectively, the "pro forma consolidated statements") are based on the historical consolidated financial statements of the company, adjusted to give effect to the sale of the company's machine tools segment.

The pro forma consolidated balance sheet assumes that the disposition of the company's machine tools segment occurred on June 30, 1998. The fiscal year 1997 and year-to-date
1998 pro forma consolidated statements of earnings assume that the sale occurred as of the first day of the company's
1997 and 1998 fiscal years, respectively.

Certain pro forma adjustments relating to the sale are based on the preliminary cash proceeds of $180 million received on the date of closing. The ultimate selling price will be adjusted for the change in the net asset value of MTG from June 30, 1998, to September 26, 1998, as well as for other post-closing adjustments, including the results from the performance of physical inventory counts. The results of these adjustments will affect the proceeds from the sale.
As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in the accompanying notes.

The pro forma consolidated statements do not purport to present what the company's financial position and results of operations would actually have been had the disposition occurred on June 30, 1998 for the pro forma consolidated balance sheet, or on the first day of the company's 1997 and 1998 fiscal years for the pro forma consolidated statements of earnings, or purport to project the company's results of operations for any future period. The pro forma consolidated statements reflect certain assumptions described in the accompanying notes. The sale of the machine tools segment was effective September 26, 1998, therefore the pro forma statements as of June 30, 1998, do not reflect the operations of this business up to the date of sale or to the acquisition of Uniloy on September 30, 1998. The pro forma consolidated statements and accompanying notes should be read in conjunction with the audited consolidated financial statements of the company and the related notes thereto which are included in the company's Annual Report on Form 10-K for its fiscal year ended December 27, 1997, the company's Quarterly reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998, and the company's Current Report of Form 8-K dated October 15, 1998, (all filed with the Securities and Exchange Commission).



                MILACRON INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED BALANCE SHEET
                     AS OF JUNE 30, 1998
                        (IN MILLIONS)

                                                                 DIVESTITURE    MILACRON
                                 HISTORICAL        HISTORICAL     PRO FORMA        LESS
                                  MILACRON           MTG  (a)    ADJUSTMENTS       MTG
                               -------------     ------------    -----------    ----------

ASSETS
Current assets
  Cash and cash equivalents         $   30.3        $   -        $ 180.0 (b)     $   30.3
                                                                  (180.0)(b)
  Notes and accounts receivable,
    less allowances                    268.1          (68.4)         -              199.7
  Inventories                          434.4         (109.6)         -              324.8
  Other current assets                  62.6           (2.5)         -               60.1
                                    --------        -------      -------         --------
    Total current assets               795.4         (180.5)         -              614.9
Property, plant and
  equipment - net                      349.2          (58.0)         (.6)(c)        290.6
Goodwill                               242.8            -            -              242.8
Other noncurrent assets                 77.2          (26.6)         -               50.6
                                    --------        -------      -------         --------
TOTAL ASSETS                        $1,464.6        $(265.1)     $   (.6)        $1,198.9
                                    ========        =======      =======         ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Amounts payable to banks
    and current portion of
    long-term debt                  $   98.1        $   -        $ (98.1)(b)     $    -
  Trade accounts payable               148.6          (42.5)         9.8 (c)        115.9
  Advance billings and deposits         38.3          (21.1)         -               17.2
  Accrued and other
    current liabilities                190.2          (15.7)         6.8 (c)        181.3
                                    --------        -------      -------         --------
Total current liabilities              475.2          (79.3)       (81.5)           314.4
Long-term accrued liabilities          192.0          (14.5)         8.1 (c)        185.6
Long-term debt                         310.2            -          (81.9)(b)        228.3
                                    --------        -------      -------         --------

    TOTAL LIABILITIES                  977.4          (93.8)      (155.3)           728.3

SHAREHOLDERS' EQUITY
  Preferred shares                       6.0            -            -                6.0
  Common shares                         39.4            -            -               39.4
  Capital in excess of
    par value                          370.5         (154.7)       180.0 (b)        370.5
                                                                   (25.3)(c)
  Reinvested earnings                  112.4          (34.6)         -               77.8
  Accumulated other comprehensive
    income                             (41.1)          18.0          -              (23.1)
                                    --------        -------      -------         --------
      TOTAL SHAREHOLDERS' EQUITY       487.2         (171.3)       154.7            470.6
                                    --------        -------      -------         --------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY              $1,464.6        $(265.1)     $   (.6)        $1,198.9
                                    ========        =======      =======         ========


See notes to Pro Forma Consolidated Balance Sheet.



MILACRON INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 1998
(IN MILLIONS)


Certain pro forma adjustments relating to the sale are based on the preliminary cash proceeds of $180 million received on the date of closing. The ultimate selling price will be adjusted for the change in the net asset value of MTG from June 30, 1998, to September 26, 1998, as well as for other post-closing adjustments, including the results from the performance of physical inventory counts. The results of these adjustments will affect the proceeds from the sale.
As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in the accompanying notes.

(a) The amounts in the "Historical MTG" column are derived from the unaudited financial records of the company as of June 30, 1998.

(b) The net proceeds received at closing from the sale of MTG of $180.0 million are assumed herein to be used to repay bank borrowings and other debt outstanding as of June 30, 1998. The ultimate proceeds from the sale will be based on a closing balance sheet of MTG as of September 26, 1998, which has not been finalized at the time of this filing.

(c) Represents accruals for costs and expenses relating to or arising from the sale of the machine tools segment including the relocation of the company's corporate headquarters, severance and termination benefits, a pension plan curtailment loss, transaction costs and certain other incremental costs that would not have been incurred on an ongoing basis.



               MILACRON INC. AND SUBSIDIARIES
        PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
           (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                  Six months ended June 30, 1998
                                  ---------------------------------------------------------------
                                                                     Divestiture
                                   Historical       Historical        Pro Forma         Milacron
                                    Milacron           MTG  (a)      Adjustments        less MTG
                                  ------------      -----------      ------------    ------------

Sales                              $   968.0         $(241.0)         $  -              $   727.0
Cost of products sold                  720.1          (193.4)            -                  526.7
                                   ---------         -------          ------            ---------

 Manufacturing margins                 247.9           (47.6)            -                  200.3

Other costs and expenses
 Selling and administrative            168.2           (38.2)            -                  130.0
 Minority shareholders' interests
  in earnings of subsidiaries            1.1             -               -                    1.1
 Other - net                             9.7            (1.1)            (.7)(c)              7.9
                                   ---------         -------          ------            ---------
  Total other costs and expenses       179.0           (39.3)            (.7)               139.0

Operating earnings                      68.9            (8.3)             .7                 61.3

Interest
 Income                                   .9             -               -                     .9
 Expense                               (15.2)            -               5.4 (d)             (9.8)
                                   ---------         -------          ------            ---------

  Interest - net                       (14.3)            -               5.4                 (8.9)
                                   ---------         -------          ------            ---------

EARNINGS BEFORE INCOME TAXES            54.6            (8.3)            6.1                 52.4

Provision for income taxes              16.1            (3.0)            2.4 (e)             15.5
                                   ---------         -------          ------            ---------
EARNINGS FROM
 CONTINUING OPERATIONS                  38.5            (5.3)            3.7                 36.9


Discontinued operations
 Discontinued MTG operations             -               5.3 (b)         -                    5.3
 Loss on sale                            -             (34.6)(b)         -                  (34.6)
                                   ---------         -------          ------            ---------
  Total discontinued operations          -             (29.3)(b)         -                  (29.3)

NET EARNINGS                       $    38.5         $ (34.6)         $  3.7            $     7.6
                                   =========         =======          ======            =========
Earnings per common share
 Continuing operations
 Basic                             $     .98                                            $     .94
                                   =========                                            =========
 Diluted                           $     .96                                            $     .92
                                   =========                                            =========

 Net earnings
 Basic                             $     .98                                            $     .19
                                   =========                                            =========
 Diluted                           $     .96                                            $     .18
                                   =========                                            =========

Weighted average number of
 common shares and common
 share equivalents
 outstanding
 Basic                                39,178
 Diluted                              39,723



See Notes to Pro Forma Consolidated Statement of Earnings.



MILACRON INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
SIX MONTHS ENDED JUNE 30, 1998
(IN MILLIONS)


Certain pro forma adjustments relating to the sale are based on the preliminary cash proceeds of $180 million received on the date of closing. The ultimate selling price will be adjusted for the change in the net asset value of MTG from June 30, 1998, to September 26, 1998, as well as for other post-closing adjustments, including the results from the performance of physical inventory counts. The results of these adjustments will affect the proceeds from the sale.
As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in the accompanying notes.

(a) The amounts in the "Historical MTG" column are derived from the unaudited results of operations for the machine tools segment for the six months ended June 30, 1998.

(b) Represents the reclassification of MTG's results of operations to discontinued operations as a result of the sale of the machine tools segment. The sale of the machine tools segment was effective September 26, 1998, therefore the pro forma statements as of June 30, 1998, do not reflect the operations of the business up to the date of sale.

(c) Reduction of financing fees previously incurred in connection with the sale of MTG receivables to an independent third party.

(d) Reduction of interest expense of $5.4 million. The proceeds from the sale of MTG are assumed herein to be utilized to repay bank borrowings and other debt.

(e) Expense for income taxes of $2.4 million associated with the divestiture pro forma adjustments based on the company's pro forma effective tax rate.



               MILACRON INC. AND SUBSIDIARIES
        PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
           (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                   YEAR ENDED DECEMBER 27, 1997
                                  -------------------------------------------------------------
                                                                     DIVESTITURE
                                   HISTORICAL       HISTORICAL        PRO FORMA       MILACRON
                                    MILACRON           MTG  (a)      ADJUSTMENTS      LESS MTG
                                  -----------       ----------       -----------      ---------
Sales                              $ 1,896.7         $(458.0)         $  -            $ 1,438.7
Cost of products sold                1,424.8          (373.0)            -              1,051.8
                                   ---------         -------          ------          ---------

 Manufacturing margins                 471.9           (85.0)            -                386.9

Other costs and expenses
 Selling and administrative            329.3           (69.4)            -                259.9
 Minority shareholders' interests
  in earnings of subsidiaries            4.3             -               -                  4.3
 Other - net                            11.2            (1.1)           (1.4)(c)            8.7
                                   ---------         -------          ------          ---------

  Total other costs and expenses       344.8           (70.5)           (1.4)             272.9
                                   ---------         -------          ------          ---------

Operating earnings                     127.1           (14.5)            1.4              114.0

Interest
 Income                                  2.4             -               -                  2.4
 Expense                               (28.9)            -              10.9 (d)          (18.0)
                                   ---------         -------          ------          ---------

  Interest - net                       (26.5)            -              10.9              (15.6)
                                   ---------         -------          ------          ---------


EARNINGS BEFORE INCOME TAXES           100.6           (14.5)           12.3               98.4

Provision for income taxes              20.0            (3.0)            5.0 (e)           22.0
                                   ---------         -------          ------          ---------

EARNINGS FROM
 CONTINUING OPERATIONS                  80.6           (11.5)            7.3               76.4


Discontinued operations
 Discontinued MTG operations             -              11.5 (b)         -                 11.5
 Loss on sale                            -             (34.6)(b)         -                (34.6)
                                   ---------         -------          ------          ---------
  Total discontinued operations          -             (23.1)(b)         -                (23.1)

NET EARNINGS                       $   80.6          $ (34.6)         $  7.3          $    53.3
                                   ========          =======          ======          =========
Earnings per common share
 Continuing operations
 Basic                             $    2.03                                          $    1.92
                                   =========                                          =========
 Diluted                           $    2.01                                          $    1.91
                                   =========                                          =========

 Net earnings
 Basic                             $    2.03                                          $    1.34
                                   =========                                          =========
 Diluted                           $    2.01                                          $    1.33
                                   =========                                          =========

Weighted average number of
 common shares and common
 share equivalents
 outstanding
 Basic                                39,583
 Diluted                              39,956


See Notes to Pro Forma Consolidated Statement of Earnings.



MILACRON INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 27, 1997
(IN MILLIONS)


Certain pro forma adjustments relating to the sale are based on the preliminary cash proceeds of $180 million received on the date of closing. The ultimate selling price will be adjusted for the change in the net asset value of MTG from June 30, 1998, to September 26, 1998, as well as for other post-closing adjustments, including the results from the performance of physical inventory counts. The results of these adjustments will affect the proceeds from the sale.
As a result, the ultimate effect of the transaction may differ from the pro forma adjustments presented herein and described in the accompanying notes.

(a) The amounts in the "Historical MTG" column are derived from the unaudited results of operations for the machine tools segment for the fiscal year ended December 27, 1997.

(b) Represents the reclassification of MTG's results of operations to discontinued operations as a result of the sale of machine tools segment.

(c) Reduction of financing fees previously incurred in connection with the sale of MTG accounts receivable to an independent third party.

(d) Reduction of interest expense of $10.9 million. The proceeds from the sale of MTG are assumed herein to be utilized to repay bank borrowings and other debt.

(e) Expense for income taxes of $5.0 million associated with the divestiture pro forma adjustment based upon the company's pro forma effective tax rate.




SIGNATURES



     Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Milacron Inc.
                        -------------
                        (Registrant)




                         By: /s/ Ronald D. Brown
                             -------------------
                             Ronald D. Brown
                             Senior Vice President -
                             Finance and
                             Administration and
                             Chief Financial
                             Officer




Date:  October 19, 1998




MILACRON INC. AND SUBSIDIARIES
INDEX TO EXHIBITS



The following Exhibits are included with this Form 8-K.

Exhibit
Number   Description of Exhibit

2.1      Purchase and Sale Agreement between UNOVA,
         Inc., UNOVA Industrial Automation Systems,
         Inc. and UNOVA UK Limited on the one part and Cincinnati Milacron Inc. on the other part dated August 20, 1998 (Schedules and exhibits have been omitted pursuant to Item
         6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission upon its request any or all of such omitted schedules and exhibits.)

2.2 First Amendment to Purchase and Sale Agreement between UNOVA, Inc., UNOVA Industrial Automation Systems, Inc. and UNOVA UK Limited and
         Cincinnati Milacron Inc. dated October 2, 1998. (Schedules and exhibits have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the Purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission upon its request, any or all of such omitted schedules and exhibits.)

99.1     Press release of Registrant on sale of MTG.

99.2 Press release of Registrant on share repurchase and name change.